EXHIBIT 3(ii).2


                                     BYLAWS

                                       OF

                     VIDEO INTERNET BROADCASTING CORPORATION


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                                TABLE OF CONTENTS

                                                                            Page

ARTICLE I - CORPORATE OFFICES.................................................1
        I.1 REGISTERED OFFICE ................................................1
        1.2 OTHER OFFICES.....................................................1

ARTICLE II - MEETINGS OF SHAREHOLDERS.........................................1
        2.1 DATE, TIME AND PLACE OF MEETINGS..................................1
        2.2 ANNUAL MEETING....................................................1
        2.3 POSTPONEMENT OF ANNUAL MEETING....................................1
        2.4 SPECIAL MEETING...................................................2
        2.5 NOTICE OF SHAREHOLDERS' MEETINGS..................................2
        2.6 MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE......................2
        2.7 QUORUM............................................................3
        2.8 ADJOURNED MEETING; NOTICE.........................................3
        2.9 VOTING; NO CUMULATIVE VOTING......................................3
        2.10 WAIVER OF NOTICE.................................................3
        2.11 ACTION BY SHAREHOLDERS WITHOUT A MEETING.........................4
        2.12 RECORD DATE FOR SHAREHOLDER NOTICE; VOTING; GIVING CONSENTS......4
        2.13 PROXIES..........................................................5
        2.14 LIST OF SHAREHOLDERS ENTITLED TO VOTE............................5
        2.15 ADVANCE NOTICE OF SHAREHOLDER NOMINATIONS........................5
        2.16 ADVANCE NOTICE OF SHAREHOLDER BUSINESS...........................6

ARTICLE III - DIRECTORS.......................................................7
        3.1 POWERS............................................................7
        3.2 NUMBER OF DIRECTORS...............................................7
        3.3 ELECTION, QUALIFICATION AND TERM OF OFFICE OF DIRECTORS...........7
        3.4 RESIGNATION; REMOVAL; VACANCIES...................................7
        3.5 PLACE OF MEETINGS; MEETINGS BY TELEPHONE..........................8
        3.6 ANNUAL AND REGULAR MEETINGS.......................................8
        3.7 SPECIAL MEETINGS; NOTICE..........................................8
        3.8 ADJOURNED MEETING; NOTICE.........................................9
        3.9 WAIVER OF NOTICE..................................................9
        3.10 QUORUM...........................................................9
        3.11 ACTION BY BOARD OR COMMITTEES WITHOUT A MEETING..................9
        3.12 EXECUTIVE AND OTHER COMMITTEES; AUTHORITY; MINUTES..............10
        3.13 APPROVAL OF LOANS TO OFFICERS...................................10

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                                TABLE OF CONTENTS
                                   (continued)
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        3.14 FEES AND COMPENSATION OF DIRECTORS..............................10
        3.15 PRESUMPTION OF ASSENT...........................................11

ARTICLE IV - OFFICERS........................................................11
        4.1 OFFICERS ........................................................11
        4.2 ELECTION OF OFFICERS.............................................11
        4.3 SUBORDINATE OFFICERS.............................................11
        4.4 CONTRACT RIGHT OF OFFICERS.......................................12
        4.5 REMOVAL AND RESIGNATION OF OFFICERS .............................12
        4.6 VACANCIES IN OFFICES.............................................12
        4.7 CHAIRMAN OF THE BOARD............................................12
        4.8 PRESIDENT........................................................12
        4.9 VICE PRESIDENT...................................................12
        4.10 SECRETARY.......................................................13
        4.11 TREASURER.......................................................13
        4.12 ASSISTANT SECRETARY.............................................14
        4.13 ASSISTANT TREASURER.............................................14
        4.14 AUTHORITY AND DUTIES OF OFFICERS................................14
        4.15 SALARIES........................................................14

ARTICLE V - INDEMNITY .......................................................14
        5.1 RIGHT TO INDEMNIFICATION.........................................14
        5.2 RESTRICTIONS ON INDEMNIFICATION..................................15
        5.3 ADVANCEMENT OF EXPENSES..........................................15
        5.4 RIGHT OF INDEMNITY TO BRING SUIT.................................15
        5.5 PROCEDURES EXCLUSIVE.............................................16
        5.6 NONEXCLUSIVITY OF RIGHTS.........................................16
        5.7 INSURANCE........................................................16
        5.8 INDEMNIFICATION OF EMPLOYEES AND AGENTS OF THE CORPORATION.......16
        5.9 PERSONS SERVING OTHER ENTITIES...................................17
        5.10 REPORT TO SHAREHOLDERS..........................................17

 ARTICLE VI - RECORDS AND REPORTS............................................17
        6.1 MAINTENANCE AND INSPECTION OF RECORDS............................17
        6.2 REPRESENTATION OF SHARES OF OTHER CORPORATIONS...................18

 ARTICLE VII - GENERAL MATTERS ..............................................18
        7.1 CHECKS...........................................................18
        7.2 EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS.................18
        7.3 LOANS TO THE CORPORATION.........................................18
        7.4 STOCK CERTIFICATES; PARTLY PAID SHARES...........................19
        7.5 SUBSCRIPTIONS....................................................19

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                                TABLE OF CONTENTS
                                   (continued)

                                                                            Page

        7.6 SPECIAL DESIGNATION ON CERTIFICATES .............................19
        7.7 LOST, STOLEN OR DESTROYED CERTIFICATES ..........................20
        7.8 CONSTRUCTION; DEFINITIONS........................................20
        7.9 DIVIDENDS........................................................20
        7.10 FISCAL YEAR.....................................................20
        7.11 SEAL............................................................21
        7.12 TRANSFER OF STOCK; RESTRICTIONS ON TRANSFER.....................21
        7.13 STOCK TRANSFER AGREEMENTS.......................................21
        7.14 REGISTERED SHAREHOLDERS.........................................21

ARTICLE VIII - AMENDMENTS.............................. .....................22

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

                                     BYLAWS

                                       OF

                     VIDEO INTERNET BROADCASTING CORPORATION


                          ARTICLE I - CORPORATE OFFICES

1.1      REGISTERED OFFICE

         The registered office of Video Internet Broadcasting Corporation (the Corporation) shall at all times be located in the State of Washington. The name of the registered agent of the Corporation at such location is the agent named in the Articles of Incorporation until changed by the Board of Directors of the Corporation (the "Board").

1.2      OTHER OFFICES

         The Board may at any time establish other offices at any place or places where the Corporation is qualified to do business.

                      ARTICLE II - MEETINGS OF SHAREHOLDERS

2.1      DATE, TIME. AND PLACE OF MEETINGS

         Meetings, annual or special, of the shareholders shall be held at such place as shall be designated by the Board, or in the absence of such a designation, at the principal office of the Corporation. Shareholders may participate in any meeting of shareholders by any means of communication by which all persons participating in the meeting can hear each other during such meeting. Participation by such means shall constitute presence in person at such meeting.

2.2      ANNUAL MEETING

         The annual meeting of the shareholders (the "Annual Meeting") of the Corporation shall be held each year on a date and time designated by the Board. If such day fails on a legal holiday, the meeting shall be held on the next succeeding full business day. At the Annual Meeting, directors shall be elected and any other proper business may be transacted.

21       POSTPONEMENT OF ANNUAL MEETING

         In case of incomplete financial or other information, unavailability of shareholders, officers, Directors or other persons whose attendance at the Annual Meeting would be desirable, or other similar circumstances, the President in his discretion may postpone the Annual Meeting. If the Annual Meeting is postponed, or if the election of Directors shall not be held on the day designated herein for the Annual Meeting, or at any adjournment thereof, a Special Meeting shall be held as soon as may be convenient as determined by the President, either in lieu of the Annual Meeting if such meeting was postponed or for the election of Directors if the election was not held at the Annual Meeting or at any adjournment thereof.

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2.4      SPECIAL MEETING

         A special meeting of the shareholders (a "Special Meeting") may be called, at any time for any purpose, or purposes, for which such a meeting may lawfully be called, by (i) the Chairman of the Board, (ii) a majority of the Board; or (iii) the President. Further, a Special Meeting shall be held if the holders of not less than 25% of all the votes entitled to be cast on any issue proposed to be considered at such Special Meeting have dated, signed, and delivered to the Secretary one or more written demands for such meeting, describing the purpose or purposes for which it is to be held.

2.5      NOTICE OF SHAREHOLDERS' MEETINGS

         All notices of meetings of shareholders shall be given by or at the direction of the Board, the Chairman of the Board, the President, or the Secretary and shall be in writing and sent or otherwise given in accordance with Section 2.6 of these Bylaws not less than 10 nor more than 60 days before the date of the meeting to each shareholder entitled to vote at such meeting; provided, however, that notice of a meeting to act on an amendment to the Articles of Incorporation, a plan of merger or share exchange, the sale, lease, exchange or other disposition of all or substantially all of thc Corporation's assets other than in the regular course of business, or the dissolution of the Corporation shall be given not less than 20 nor more than 60 days before such meeting. All notices of meetings shall specify the place, date, and hour of the meeting, and, in the case of a Special Meeting, the purpose or purposes for which the meeting is called. In computing the notice period, the day of mailing shall be excluded, and the day of the meeting and shall be included.

2.6      MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE

         Written notice of any meeting of shareholders may be transmitted by mail, private carrier, personal delivery, telegraph, teletype or communications equipment that transmits a facsimile of the notice. Notice, if mailed, shall be deemed effective when deposited in the United States mail, postage prepaid, directed to the shareholder at his address as it appears on the current records of the Corporation. Notice given in any manner other than by mail, shall be deemed effective when dispatched to the shareholder's address, telephone number or other number appearing on the current records of the Corporation. An affidavit of the Secretary or an Assistant Secretary or of the transfer agent of the Corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

2.7      QUORUM

         The holders of a majority of the issued and outstanding shares entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders for the transaction of business, except as otherwise provided by the Washington Business Corporation Act, Title 2313 of the Revised Code of Washington, as amended (the "Act"), or by the Articles of Incorporation. If, however, a quorum is not present or represented at any meeting of shareholders , the chairman of the meeting or the holders of a majority of the shares present, either in person or by proxy, shall have the power to adjourn the meeting to such time and place as may be decided upon by the chairman of the meeting or the holders of the majority of the shares present, without notice other than announcement at the meeting, until a quorum is present or represented. Any business that might have been transacted at the meeting as originally noticed may be transacted at a reconvened meeting, provided that a quorum is present or represented at such meeting. Once a share is represented for any purpose at a meeting, other than solely to object to holding the meeting or transacting business, it is deemed present for quorum purposes for the remainder of such meeting and any adjournment (unless a new record date is or must be set for the adjourned meeting), notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

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2.8      ADJOURNED MEETING: NOTICE

         If a meeting of shareholders is adjourned to a different date, time, or place, unless these Bylaws otherwise require, no notice of the new date, time, or place shall be required if they are announced at the meeting before adjournment. At the adjourned meeting, the Corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than 120 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each shareholder of record entitled to notice of or to vote as of the new record date.

2.9      VOTING; NO CUMULATIVE VOTING

         The shareholders entitled to vote at any meeting of shareholders shall be determined in accordance with the provisions of Section 2.12 of these Bylaws. Except as may be otherwise provided in the Articles of Incorporation, each shareholder shall be entitled to one vote for each share of capital stock held by such shareholder. Shareholders of the Corporation are not entitled to cumulate their votes for directors.

2.10     WAIVER OF NOTICE

         Whenever notice is required to be given to any shareholder under the provisions of these Bylaws, the Articles of Incorporation or the Act, a waiver in writing, signed by the person or persons entitled to such notice and delivered to the Corporation, whether before or after the date and time of the meeting or before or after the action to be taken by consent is effective, shall be deemed equivalent to the giving of such notice. Further, notice of the time, place, and purpose of any meeting will be deemed to be waived by any shareholder by attendance in person or by proxy at the meeting, unless such shareholder, at the beginning of the meeting, objects to holding the meeting or transacting business at the meeting. A shareholder waives objection to consideration of a particular matter at a meeting that is not within the purpose, or purposes, described in the meeting notice, unless the shareholder objects to considering the matter when the matter is presented, Neither the business to be transacted at, nor the purpose of, any regular or Special Meeting need be specified in any written waiver of notice unless so required by the Articles of Incorporation or these Bylaws.

2.11     ACTION BY SHAREHOLDERS WITHOUT A MEETING

         Unless otherwise provided in the Articles of Incorporation, any action required or permitted by these Bylaws, the Articles of Incorporation, or the Act, to be taken at any meeting, annual or special, of shareholders may be taken without a meeting by unanimous consent if one or more written consents setting forth the action so taken shall be signed by all the shareholders entitled to vote with respect to the matter. Action may be taken by less than unanimous consent. Action by less than unanimous consent may be taken if one or more written consents describing the action taken shall be signed by shareholders holding of record or otherwise entitled to vote in the aggregate not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote on the action were present and voted. If not otherwise fixed by the Board, the record date for determining shareholders entitled to take action without a meeting is the date the first shareholder consent is signed. A shareholder may withdraw a consent only by delivering a written notice of withdrawal to the Secretary prior to the time that consents sufficient to authorize taking the action have been delivered to the Corporation. Every written consent shall bear the date of signature of each shareholder who signs the consent. A written consent is not effective to take the action referred to in the consent unless, within 60 days of the earliest dated consent delivered to the Corporation, written consents signed by a sufficient number of shareholders to take action are delivered to the Corporation. Unless the consent specifies a later effective date, actions taken by written consent of the shareholders are effective when (a) consents sufficient to authorize taking the action are in possession of the Corporation and
         (b) the period of advance notice required by the Articles of Incorporation to be given to any nonconsenting or nonvoting shareholders has been satisfied. If the action requires the filing of a certificate under any section of the Act, the certificate so filed shall state, in lieu of any statement required by such section concerning any vote of shareholders, that written notice and consent has been obtained in accordance with Section 238.070.040(5). My such consent shall be inserted in the minute book as if it were the minutes of a meeting of the shareholders.

2.12     RECORD DATE FOR SHAREHOLDER NOTICE: VOTING: GIVING CONSENTS

         In order that the Corporation may determine the shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or entitled to express consent to corporate action

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         in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion, or exchange of stock, or for the purpose of any other lawful action, the Board may fix a future date as the record date, which shall not be more than 70, and, in case of a meeting of shareholders, not less than 10 days, prior to the date on which the particular action requiring such determination is to be taken. If the Board does not so fix a record date. the record date shall be the day immediately preceding the date on which notice of' the meeting is first given to shareholders, or, if notice is waived, at the close of business on the day immediately preceding the day on which the meeting is held. Such determination shall apply to any adjournment of the meeting unless the Board fixes a new record date, which the Board shall do if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting. The record date for determining shareholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the Board is necessary, shall be the day on which the first written consent is signed. The record date for determining shareholders for any other purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto,

2.13     PROXIES

         Each shareholder entitled to vote at a meeting of shareholders, or to express consent or dissent to corporate action in writing without a meeting, may authorize another person or persons to act for him or her by a written proxy, signed by the shareholder and filed with the Secretary or other officer or agent of the Corporation authorized to tabulate votes. A proxy shall become invalid 11 months after the date of its execution, unless a longer period is expressly provided in the proxy. A proxy shall be deemed signed if the shareholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission or otherwise) by the shareholder or his attorney-infact or agent. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of
         Section 2313.07.220 of the Act.

2.14     LIST OF SHAREHOLDERS ENTITLED TO VOTE

         At least 10 days before every meeting of shareholders, a complete list of the shareholders entitled to notice of such meeting shall be made. The list shall be arranged in alphabetical order and show the address of each shareholder and the number of shares registered in the name of each shareholder (arranged by voting group and by each class or series of shares). The list shall be available for inspection by any shareholder, beginning 10 days prior to the meeting and continuing through the meeting, at the Corporation's principal office or at a place identified in the meeting notice in the city where the meeting will be held. A shareholder is entitled to inspect the list, during regular business hours and at the shareholders' expense, during the period it is available for inspection.

2.15     ADVANCE NOTICE OF SHAREHOLDER NOMINATIONS

         Nominations of persons for election to the Board may be made at a meeting of shareholders by or at the direction of the Board or by any shareholder of the Corporation entitled to vote in the election of directors at the meeting who complies with the notice procedures set forth in this Section 2.15. Such nominations, other than those made by or at the direction of the Board, shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a shareholder's notice shall be delivered to or mailed and received at the principal executive offices of the Corporation not less than 20 days nor more than 60 days prior to the meeting; provided, however, that in the event less than 30 days notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. Such shareholder's notice shall set forth (a) as to each person, if any, whom the shareholder proposes to nominate for election or re-election as a director: (i) the name, age, business address, and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of the Corporation which are beneficially owned by such person, (iv) any other information relating to such person that is required by law to be disclosed in solicitations of proxies for election of directors, and
         (v) such person's written consent to being named as a nominee and to serving as a director if elected; and (b) as to the shareholder giving the notice: (i) the name and address, as they appear on the Corporation's books, of such shareholder, (ii) the class and number of shares of the Corporation which are beneficially owned by such shareholder, and (iii) a description of all arrangements or understandings between such shareholder and each nominee and any other person or persons (naming such person or persons) relating to the nomination. At the request of the Board, any person nominated by the Board for election as a director shall furnish to the Secretary of the Corporation that information required to be set forth in the

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         shareholder's notice of nomination which pertains to the nominee. No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this
         Section 2.15. The chairman of the meeting shall, if the facts warrant, determine and declare at the meeting that a nomination was not made in accordance with the procedures prescribed by these Bylaws, and if he or she should so determine, he or she shall so declare at the meeting, and the defective nomination shall be disregarded.

2.16     ADVANCE NOTICE OF SHAREHOLDER BUSINESS

         At the Annual Meeting, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an Annual Meeting, business must be: (a) as specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (b) otherwise properly brought before the meeting by or at the direction of the Board, or (c) otherwise properly brought before the meeting by a shareholder. Business to be brought before the meeting by a shareholder shall not be considered properly brought if the shareholder has not given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a shareholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than 20 nor more than 60 days prior to the meeting; provided, however, that in the event that less than 30 days notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the Annual Meeting was mailed or such public disclosure was made. A shareholder's notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the Annual
         Meeting: (i) a brief description of the business desired to be brought before the Annual Meeting and the reasons for conducting such business at the Annual Meeting, (ii) the name and address of the shareholder proposing such business, (iii) the class and number of shares of the Corporation that are beneficially owned by the shareholder, (iv) any material interest of the shareholder in such business, and (v) any other information that is required by law to be provided by the shareholder in his capacity as proponent of a shareholder proposal. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at any Annual Meeting except in accordance with the procedures set forth in this Section 2.16. The chairman of the Annual Meeting shall, if the facts warrant, determine and declare at the meeting that business was not properly brought before the meeting and in accordance with the provisions of this Section 2,16, and, if he or she should so determine, he or she shall so declare at the meeting that any such business not properly brought before the meeting shall not be transacted.

                             ARTICLE III - DIRECTORS

3.1      POWERS

         All corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be managed under the direction of, the Board, except as may be otherwise provided in these Bylaws, the Articles of Incorporation, or the Act.

3.2      NUMBER OF DIRECTORS

         The authorized number of directors shall be fixed from time to time by resolution of a majority of the Board. No reduction of the authorized number of directors shall have the effect of removing any director before his term of office expires.

3.3      ELECTION. QUALIFICATION AND TERM OF OFFICE OF DIRECTORS

         Except as provided in Section 3.4 of these Bylaws, directors shall be elected at the Annual Meeting to hold office until the next Annual Meeting. Directors need not be shareholders of the Corporation or residents of the State of Washington, unless so required by the these Bylaws or the Articles of Incorporation, wherein other qualifications for directors may be prescribed. Each director, including a director elected to fill a vacancy, shall hold office until his successor is elected and qualified or until his earlier resignation or removal. In the event of a failure to hold or a postponement of the Annual Meeting as herein provided, succeeding directors may be elected at any time

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         thereafter at a Special Meeting called for that purpose. Each director shall be elected to serve for a term of one year and until his or her successor shall have been elected, unless removed as hereinafter provided.

3.4      RESIGNATION; REMOVAL; VACANCIES

         Any director may resign from the Board or any committee of the Board at any time by delivering written notice to the Chairman of the Board, the President, the Secretary, or the Board. Any such resignation is effective upon delivery thereof, unless the notice of resignation specifies a later effective date and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

         At a meeting of shareholders called expressly for that purpose, one or more members of the Board, including the entire Board, may be removed with or without cause by the holders of the shares entitled to elect the director, or directors, whose removal is sought if the number of votes cast to remove the director exceeds the number of votes cast not to remove the director.

         Unless the Articles of Incorporation provide otherwise, any vacancy occurring on the Board may be filled by the shareholders, by the Board or, if the directors in office constitute fewer than a quorum, by the affirmative vote of a majority of the remaining directors. Any vacant office to be held by a director elected by holders of one or more authorized classes or series of shares entitled to vote and be counted collectively thereon shall be filled only by the vote of the holders of such classes or series of shares. A vacancy that will occur at a specific later date, by reason of a resignation effective at a later date or otherwise, may be filled before the vacancy occurs but the new director may not take office until the vacancy occurs. A director elected to fill a vacancy shall serve only until the next election of directors by the shareholders. During the existence of any vacancy the remaining directors shall possess and may exercise all powers vested in the Board.

3.5      PLACE OF MEETINGS: MEETINGS BY TELEPHONE

         The Board may hold meetings, both regular and special, either within or outside the State of Washington. Members of the Board, or of any committee thereof, may participate in a meeting of the Board, or committee, by, or conduct the meeting through the use of, any means of communication by which all directors who are participating in the meeting can hear each other during the meeting. Participation by such means shall constitute presence in person at the meeting.

3.6      ANNUAL AND REGULAR MEETINGS

         An annual Board meeting shall be held without notice immediately after and at the same place as the Annual Meeting. By resolution, the Board, or any committee thereof, may specify the date, time, and place for holding regular meetings without notice other than such resolution.

3.7      SPECIAL MEETINGS: NOTICE

         Special meetings of the Board, or of any committee thereof, may be called by or at the request of the Chairman of the Board, the President, the Secretary or, in the case of special Board meetings, any two directors and, in the case of any special meeting of any committee of the Board, by its Chairman. The person or persons authorized to call special meetings may fix any place for holding any special Board or committee meeting called by them.

         Notice of a special Board or committee meeting stating the data, time, and place of the meeting shall be delivered personally or by telephone to each director or sent by first class mail or telegram, charges prepaid, addressed to each director at his address as it is shown on the records of the Corporation. If the notice is mailed, it shall be deemed to be delivered when deposited in the United States mail so addressed, with postage thereon prepaid. If the notice is delivered personally or by telephone or by telegram, it shall be delivered personally or by telephone or to the telegraph company at least one day before the meeting. Any oral notice given personally or by telephone

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         may be communicated either to the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director. The notice need not specify the purpose or the place of the meeting, if the meeting is to be held at the principal executive office of the Corporation.

3.8      ADJOURNED MEETING: NOTICE

         If a quorum is not present at any meeting of the Board, or of any committee thereof, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

3.9      WAIVER OF NOTICE

         Whenever notice is required to be given to any director under any provisions of these Bylaws, the Articles of Incorporation, or the Act, a written waiver thereof, signed by the person entitled to notice and delivered to the Corporation, whether before or after the date and time of the meeting, shall be deemed equivalent to the giving of such notice. A director's attendance at or participation in a meeting of the Board, or of any committee thereof, shall constitute a waiver of notice of such meeting, unless the director at the beginning of the meeting, or promptly upon his arrival, objects to holding the meeting or transacting business at such meeting and does not thereafter vote for or assent to action taken at the meeting. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board, or of any committee thereof, need be specified in any written waiver of notice unless so required by these Bylaws or the Articles of Incorporation.

3.10     QUORUM

         At all meetings of the Board, or of any committee thereof, a majority of the authorized number of directors shall constitute a quorum for the transaction of business, and the act of majority of the directors present at any meeting at which there is a quorum shall be the act of the Board, or of the committee thereof, except as the Articles of Incorporation or the Act may otherwise specifically provide. If a quorum is not present at any meeting of the Board, or of the committee thereof, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

3.11     ACTION BY BOARD OR COMMITTEES WITHOUT A MEETING

         Any action required or permitted to be taken at any meeting of the Board, or of any committee thereof, may be taken without a meeting if one or more written consents setting forth the action so taken are signed by each of the directors or by each committee member, either before or after the action is taken, and delivered to the Corporation. Action taken by written consent of directors without a meeting is effective when the last director signs the consent, unless the consent specifies a later effective date. Any such consent shall be filed with the minutes of proceedings of the Board or committee meeting.

3.12     EXECUTIVE AND OTHER COMMITTEES; AUTHORITY; MINUTES

         The Board, by resolution adopted by the greater of (a) a majority of the directors then in office and (b) the number of directors required to take action in accordance with these Bylaws, may create standing or temporary committees, including an Executive Committee, and appoint members from its own number and invest such committees with such powers as it may see fit, subject to such conditions as may be prescribed by the Board, these Bylaws, the Articles of Incorporation, and applicable law. Each committee must have two or more members, who shall serve at the pleasure of' the Board. The Board may remove any member of any committee elected or appointed by the Board but only by the affirmative vote of the greater of (x) a majority of the directors then in office and (y) the number of directors required to take action in accordance with these Bylaws.

         Each committee shall have and may exercise all the authority of the Board to the extent provided in the resolution of the Board creating the committee and any subsequent resolutions adopted in like manner, except that no such committee shall have the authority to (i) authorize

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

         or approve a distribution except according to a general formula or method prescribed by the Board, (ii) approve or propose to shareholders actions or proposals required by the Act to be approved by shareholders, (iii) fill vacancies on the Board or any committee thereof, (iv) amend the Articles of Incorporation pursuant to Section 23B.10.020 of the Act, (v) adopt, amend, or repeal Bylaws, (vi) approve a plan of merger not requiring shareholder approval, or (vii) authorize or approve the issuance or sale of contract for sale of shares, or determine the designation and relative rights, preferences, and limitations of a class or series of shares, except that the Board may authorize a committee or a senior executive officer of the Corporation to do so within limits specifically prescribed by the Board.

         All committees shall keep regular minutes of their meetings and shall cause them to be recorded in books kept for that purpose.

3.13     APPROVAL OF LOANS TO OFFICERS

         Unless these Bylaws, the Articles of Incorporation, or the Act otherwise specifically provide, the Corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the Corporation or of its subsidiary, including any officer or employee who is a director of the Corporation, or its subsidiary, whenever, in the judgment of the directors, such loan, guaranty or assistance may reasonably be expected to benefit the Corporation. The loan, guaranty, or other assistance may be with or without interest and may be unsecured, or secured in such manner as the Board shall approve, including, without limitation, a pledge of shares of stock of the Corporation. Nothing contained in this Section 3.13 shall be deemed to deny, limit, or restrict the powers of guaranty or warranty of the Corporation at common law or under any statute.

3.14     FEES AND COMPENSATION OF DIRECTORS

         Unless otherwise restricted by these Bylaws or the Articles of Incorporation, the Board shall have the authority to fix the compensation of directors and committee members. By resolution, directors and committee members may be paid their expenses, if any, of attendance at each Board or committee meeting, or a fixed sum for attendance at each Board or committee meeting, or a stated salary as director or a committee member, or a combination of any of the foregoing. No such payment shall preclude any director or committee member from serving the Corporation in any other capacity and receiving compensation therefore.

3.15     PRESUMPTION OF ASSENT

         A director of the Corporation who is present at a Board or committee meeting at which any action is taken shall be deemed to have assented to the action taken unless (a) the director objects at the beginning of the meeting, or promptly upon the director's arrival, to holding the meeting or transacting any business at such meeting; (b) the director's dissent or abstention from the action taken is entered in the minutes of the meeting; or (c) the director delivers written notice of the director's dissent or abstention to the presiding officer of the meeting before its adjournment or to the Corporation within a reasonable time after adjournment of the meeting. The right of dissent or abstention is not available to a director who votes in favor of the action.

                              ARTICLE IV - OFFICERS

4.1      OFFICERS

         The officers of the Corporation shall consist of such officers and assistant officers as may be designated by resolution of the Board. The officers may include a Chairman of the Board, a Chief Executive Officer, a President, one or more Vice Presidents, a Secretary, and a Treasurer. The Corporation may also have, at the discretion of the Board, one or more Assistant Vice Presidents, Assistant Secretaries, Assistant Treasurers, and any such other officers as may be appointed in accordance with the provisions of Section 4.3 of these Bylaws. Unless otherwise directed by the Board, the President may appoint any assistant officer, the Secretary may appoint one or more assistant Secretaries, and the Treasurer may appoint one or more Assistant Treasurers; provided that any such appointment shall be recorded in writing in the corporate records. Any number of offices may be held by the same person.

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

4.2      ELECTION OF OFFICERS

         The officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Sections 4.3 or 4.6 of these Bylaws, shall be chosen by the Board, subject to the rights, if any, of an officer under any contract of employment. Each officer shall hold office for the term of one year and until his or her successor shall be elected, except where expressly provided to the contrary in a contract authorized by the Board.

4.3      SUBORDINATE OFFICERS

         The Board may appoint, or empower the President to appoint, such other officers and agents as the business of the Corporation may require, each of whom shall hold office for such period, have such authority, and perform such duties as are provided in these Bylaws or as the Board may from time to time determine.

4.4      CONTRACT RIGHT OF OFFICERS

         The appointment of an officer does not, by itself, create contract rights.

4.5      REMOVAL AND RESIGNATION OF OFFICERS

         Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by an affirmative vote of the majority of the Board at any regular or special meeting of the Board or, except in the case of an officer chosen by the Board, by any officer upon whom such power of removal may be conferred by the Board.

         Any officer may resign at any time by giving written notice to the Corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.

4.6      VACANCIES IN OFFICE

         Any vacancy occurring in any office of the Corporation shall be filled by the Board.

4.7      CHAIRMAN OF THE BOARD

         The Chairman of the Board, if such an officer be elected, shall, if present, preside at meetings of the Board and exercise and perform such other powers and duties as may from time to time be assigned to him or her by the Board or as may be prescribed by these Bylaws. If there is no President, then the Chairman of the Board shall also be the Chief Executive Officer of the Corporation and shall have the powers and duties prescribed in Section 4.8 of these Bylaws.

4.8      PRESIDENT

         Subject to such supervisory powers, if any, as may be given by the Board to the Chairman of the Board, if there be such an officer, the President shall be the Chief Executive Officer of the Corporation and shall, subject to the control of the Board, have general supervision, direction, and control of the business and the officers of the Corporation. He or she shall preside at all meetings of the shareholders and, in the absence or nonexistence of a Chairman of the Board, at all meetings of the Board.. He or she shall have the general powers and duties of management usually vested in the office of president of a corporation and shall have such other powers and duties as may be prescribed by the Board or these Bylaws.

4.9      VICE PRESIDENT

         In the absence or disability of the President, the Vice Presidents, if any, in order of their rank as fixed by the Board or, if not ranked, a Vice President designated by the Board, shall perform all the duties of the President and when so acting shall have all the powers of, and be subject to all the restrictions upon, the President. The Vice Presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board, these Bylaws, the President, or the Chairman of the Board.

4.10     SECRETARY

         The Secretary shall keep or cause to be kept, at the principal executive office of the Corporation or such other place as the Board may direct, a book of minutes of all meetings and actions of the Board, committees of the Board, and shareholders. The minutes shall show the time and place of each meeting, whether regular or special (and, if special, how authorized and the notice given), the names of those persons present at Board meetings or committee meetings, the number of shares present or represented at meetings of shareholders, and the proceedings thereof.

         The Secretary shall keep, or cause to be kept, at the principal offices of the Corporation or at the office of the Corporation's transfer agent or registrar, as determined by resolution of the Board, a share register, or a duplicate share register, showing the names of all shareholders and their addresses, the number and classes of shares held by each, the number and date of certificates evidencing such shares, and the number and date of cancellation of every certificate surrendered for cancellation.

         The Secretary shall give, or cause to be given, notice of all meetings of the shareholders and of the Board required to be given by law or by these Bylaws. He or she shall keep the seal of the Corporation, if one be adopted, in safe custody and shall have such other powers and perform such other duties as may be prescribed by the Board or by these Bylaws. He or she is authorized to sign with the President or Vice President in the name of the Corporation all deeds, notes, mortgages, and contracts including those in any way affecting real property or interests therein and shall affix the seal of the Corporation thereto when required in the regular course of business. He or she shall submit such reports to the Board of Directors as may be requested by them from time to time.

4.11     TREASURER

         The Treasurer shall keep and maintain, or cause to by kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings, and shares. The books of account shall at all reasonable times be open to inspection by any director.

         The Treasurer shall deposit all money and other valuables in the name and to the credit of the Corporation with such depositaries as may be designated by the Board. He or she shall disburse the funds of the Corporation as may be ordered by the Board, shall render to the President and directors, whenever they request it, an account of all of his or her transactions as Treasurer and of the financial condition of the Corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board or these Bylaws.

4.12     ASSISTANT SECRETARY

         The Assistant Secretary, or, if there is more than one, the Assistant Secretaries in the order determined by the shareholders or Board (or if there be no such determination, then in the order of their election), shall, in the absence of the Secretary or in the event of his inability or refusal to act, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the Board, President, Secretary, or shareholders may from time to time prescribe.

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

4.13     ASSISTANT TREASURER

         The Assistant Treasurer, or, if there is more than one, the Assistant Treasurers, in the order determined by the shareholders or Board (or if there be no such determination, then in the order of their election), shall, in the absence of the Treasurer or in the event of his inability or refusal to act, perform the duties and exercise the powers of the Treasurer and shall perform such other duties and have such other powers as the Board, President, Secretary, Treasurer, or the shareholders may from time to time prescribe.

4.14     AUTHORITY AND DUTIES OF OFFICERS

         In addition to the foregoing authority and duties, all officers of the Corporation shall respectively have such authority and perform such duties in the management of the business of the Corporation as may be designated from time to time by the Board or the shareholders.

4.15     SALARIES

         The salaries of the officers shall be fixed from time to time by the Board or by any person or persons to whom the Board has delegated such authority. No officer shall be prevented from receiving such salary by reason of the fact that he or she is also a director of the Corporation.

                              ARTICLE V - INDEMNITY

5.1      RIGHT TO INDEMNIFICATION

         Each person who was, is, or is threatened to be made a party to or is otherwise involved (including, without limitation, as a witness) in any threatened, pending, or completed action, suit, claim, or proceeding, whether civil, criminal, administrative, or investigative and whether formal or informal (a "Proceeding"), by reason of the fact that he or she is or was a director or officer of the Corporation or, that being or having been such a director or officer or an employee of the Corporation, he or she is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee, or agent of another corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise (an "Indemnitee"), whether the basis of a Proceeding is alleged action in an official capacity or in any other capacity while serving as a director, officer, partner, trustee, employee, or agent, shall be indemnified and held harmless by the Corporation against all loses, claims, damages (compensatory, exemplary, punitive, or otherwise), liabilities, and expenses (including attorneys' fees, costs, judgments, fines, ERISA excise taxes or penalties, amounts to be paid in settlement, and any other expenses) actually and reasonably incurred or suffered by such Indemnitee in connection therewith and such indemnification shall continue as to an Indemnitee who has ceased to be a director or officer of the Corporation or a director, officer, partner, trustee, employee, or agent of another corporation, partnership, joint venture, trust,employee benefit plan, or other enterprise shall inure to the benefit of the Indemnitee's heirs, executors, and administrators. Except as provided in Section 5.4 with respect to proceedings seeking to enforce rights to indemnification, the Corporation shall indemnify any such Indemnitee in a connection with a Proceeding (or part thereof) initiated by such Indemnitee only if a Proceeding (or part thereof) was authorized or ratified by the Board. The right to indemnification conferred in this Article 5 shall be a contract right.

5.2      RESTRICTIONS ON INDEMNIFICATION

         No indemnification shall be provided to any such Indemnitee for acts or omissions of the Indemnitee finally judged to be intentional misconduct or a knowing violation of law, for conduct of the Indemnitee finally adjudged to be in violation of Section 23B.08.310 of the Act, for any transaction with respect to which it was finally adjudged that such Indemnitee personally received a benefit in money, property, or services to which the Indemnitee was not legally entitled or if the Corporation is otherwise prohibited by applicable law from paying such indemnification. Notwithstanding the foregoing, if Section 23B.08.560 or any successor provision of the Act is hereafter amended, the restrictions on indemnification set forth in this Section 5.2 shall be set forth in such amended statutory provision.

5.3      ADVANCEMENT OF EXPENSES

         The right to indemnification conferred in this Article 5 shall include the right to be paid by the Corporation the expenses incurred in defending any proceeding in advance of its final disposition (an "Advancement of Expenses"). An Advancement of Expenses shall be made upon delivery to the Corporation of an undertaking (an "Undertaking"), by or on behalf of such Indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such Indemnitee is not entitled to be indemnified. The Undertaking may be unsecured and may be accepted without reference to financial ability to make repayment. The Undertaking shall include an affirmation by the director if his or her good faith belief that his or her actions met the standard level of conduct described in Section 23B.08.510 of the Act, or any successor provision thereto.

5.4      RIGHT OF INDEMNITEE TO BRING SUIT

         If a claim under Section 5.1 or 5.3 of these Bylaws is not paid in full by the Corporation within 60 days after a written claim has been received by the Corporation, except in the case of a claim for an Advancement of Expenses, in which case the applicable period shall be 20 days, the Indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any suit, or in a suit brought by the Corporation to recover an Advancement of Expenses pursuant to the terms of an Undertaking, the Indemnitee shall be entitled to be paid also the expense of litigating the suit. The Indemnitee shall be presumed to be entitled to indemnification under this Article 5 upon submission of a written claim (and, in an action brought to enforce a claim for an Advancement of Expenses, when the required Undertaking has been tendered to the Corporation) and thereafter the Corporation shall have the burden of proof to overcome the presumption that the Indemnitee is so entitled.

5.5      PROCEDURES EXCLUSIVE

         Pursuant to Section 23B.08.560(2) or any successor provision of the Act, the procedures for indemnification and the Advancement of Expenses set forth in this Article 5 are in lieu of the procedures required by
         Section 23B.08.550 of any successor provision of the Act.

5.6      NONEXCLUSIVITY OF RIGHTS

         Except as set forth in Section 5.5, the right to indemnification and the Advancement of Expenses conferred in this Article 5 shall not be exclusive of any other right that any person may have or hereafter acquire under and statute, provision of the Articles of Incorporation or these Bylaws, general or specific action of the Board or shareholders, contract, or otherwise.

5.7      INSURANCE

         The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Corporation, or who, while a director, officer, employee, or agent of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability under the provisions of the Act. the Corporation may enter into contracts with any director, officer, partner, trustee, employee or agent of the Corporation in furtherance of the provisions of this Article 5 and may create a trust fund, grant a security interest, or use other means (including, without limitation, a letter of credit) to ensure the payment of such amounts as may be necessary to effect indemnification as provided in this
         Article 5.

5.8      INDEMNIFICATION OF EMPLOYEES AND AGENTS OF THE CORPORATION

         In addition to the rights of indemnification set forth in Section 5.1, the Corporation may, by action of the Board, grant rights to indemnification and the Advancement of Expenses to employees and agents or any class or group of employees and agents of the Corporation (a) with the same scope and effect as the provisions of this Article 5 with respect to indemnification and the Advancement of Expenses of directors and officers of the Corporation; (b) pursuant to rights granted or provided by the Act; or (c) as are otherwise consistent with law.

5.9      PERSONS SERVING OTHER ENTITIES

         Any person who, while a director, officer, or employee of the Corporation, is or was serving (a) as a director, officer, employee, or agent of another corporation of which a majority of the shares entitled to vote in the election of its directors is held by the Corporation or

         (b) as a partner, trustee, or otherwise in an executive or management capacity in a partnership, joint venture, trust, employee benefit plan, or other enterprise of which the Corporation or a wholly or majority owned subsidiary of the Corporation is a general partner or has a majority ownership shall conclusively be deemed to be so serving at the request of the Corporation and entitled to indemnification and the Advancement of Expenses under Sections 5.1 and 5.3.

5.10     REPORT TO SHAREHOLDERS

         If the Corporation indemnifies or provides Advancement of Expenses to a director, the Corporation must report the indemnification or Advancement of Expenses to the shareholders before or with the notice of the next shareholders meeting.

                        ARTICLE VI - RECORDS AND REPORTS

6.1      MAINTENANCE AND INSPECTION OF RECORDS


         The Corporation shall, either at its principal office or at such place or places as designated by the Board:

         (a) Keep as permanent records, minutes of all meetings of the Board and shareholders, a record of all actions taken by the Board or shareholders without a meeting, and a record of all actions taken by a committee of the Board exercising the authority of the Board on behalf of the Corporation;
         (b)      Maintain appropriate accounting records
         (c) Maintain a record of its shareholders, in a form that permits preparation of a list of names and addresses of all shareholders, in alphabetical order, by class of shares, and showing the number and class of shares held by each shareholder; and
         (d)      Keep a copy of the following records at its principal office:

                  (i) The Articles of Incorporation and all amendments thereto as currently in effect;
                  (ii) These Bylaws and all amendments thereto as currently in effect;
                  (iii) The minutes of all meetings of shareholders and records of all action taken by shareholders without a meeting, for the past three years;
                  (iv) The financial statements described in Section 23B.16.200(1) of the Act, for the past three years;
                  (v) All written communications to shareholders generally within the past three years;
                  (vi) A list of the names and business addresses of the current directors and officers; and (vii) The most recent annual report delivered to the Secretary of State of the State of Washington.

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

6.2      REPRESENTATION OF SHARES OF OTHER CORPORATIONS

         The Chairman of the Board, the President, any Vice President, the Treasurer, the Secretary, or Assistant Secretary of this Corporation, or any other person authorized by the Board or the President or a Vice President, is authorized to vote, represent, and exercise on behalf of this Corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of this Corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.


                          ARTICLE VII - GENERAL MATTERS

7.1      CHECKS

         From time to time, the Board shall determine by resolution which person or persons may sign or endorse all checks, drafts, other orders for payment of money, notes, or other evidences of indebtedness that are issued in the name of or payable to the Corporation, and only the persons so authorized shall sign or endorse those instruments.

7.2      EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS

         The Board, except as otherwise provided in these Bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the Board or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

7.3      LOAN. TO THE CORPORATION

         No loans shall be contracted on behalf of the Corporation and no evidence of indebtedness shall be issued in its name unless authorized by a resolution of the Board. Such authority may be general or confined to specific instances.

7.4      STOCK CERTIFICATES: PARTLY PAID SHARES

         The shares of a Corporation shall be represented by certificates, provided that the Board may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Notwithstanding the adoption of such a resolution by the Board, every holder of stock represented by certificates and upon request every holder of uncertificated shares shall be entitled to have a certificate signed by, or in the name of the Corporation by the Chairman of the Board, or the President or Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent, or registrar at the date of issue. If the shares of the Corporation are represented by certificates, then the form of the certificates shall include: (i) the name of the Corporation and an indication of organization in Washington State; (ii) the name of the holder to whom the shares were issued; (iii) the number, class, and series the certificate represents; and (iv) signatures (either manual or facsimile) of two officers.

         The Corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, upon the books and records of the Corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the Corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon,

7.5      SUBSCRIPTIONS

         Subscriptions for shares of stock of the Corporation shall be paid in full at such time, or in such installments and at such times, as the Board may determine. In case of default in the payment of any installment or call when such payment is due, the Board of Directors may declare the shares and all previous payments thereon forfeited for the use of the Corporation, in the manner prescribed by the Act.

7.6      SPECIAL DESIGNATION ON CERTIFICATES

         If the Corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences, and the relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations, or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 23B.06.270 of the Act, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences, and the relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations, or restrictions of such preferences and/or rights.

7.7      LOST. STOLEN OR DESTROYED CERTIFICATES

         Except as provided in this Section 7.7, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the Corporation and cancelled at the same time. The Corporation may issue a new certificate of stock or uncertified shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen, or destroyed, and the Corporation may require the owner of the lost, stolen, or destroyed certificate, or his legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft, or destruction of any such certificate or the issuance of such new certificate or uncertificated shares. If the stock is registered under a street name of a brokerage house or other nominee, the Corporation may require proof of ownership of the requesting person.

7.8      CONSTRUCTION: DEFINITIONS

         Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the Act shall govern the construction of these Bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular," and the term "person" includes both an individual and an entity, as those terms are defined in the Act.

7.9      DIVIDENDS

         The Board, subject to any restrictions contained in the Articles of Incorporation, may declare and paydividends upon the shares of its capital stock pursuant to the Act. Dividends may be paid in cash, in property, or in shares of the Corporation's capital stock.

         The Board may set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include but not be limited to equalizing dividends, repairing or maintaining any property of the Corporation, and meeting contingencies.

7.10     FISCAL YEAR

         The fiscal year of the Corporation shall be fixed by resolution of the Board and may be changed by the Board.

7.11     SEAL

         The Board may provide for a corporate seal that shall consist of the name of the Corporation, the state of its incorporation, and the year of its incorporation.

7.12     TRANSFER OF STOCK; RESTRICTIONS ON TRANSFER

         Upon surrender to the Corporation or its transfer agent of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction in its books. The person in whose name shares stand on the books of the Corporation shall be deemed by the Corporation to be owner thereof for all purposes. All certificates surrendered to the Corporation for transfer shall be canceled and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and canceled, except that in case of a lost, destroyed or mutilated certificate a new one may be issued therefor upon such terms and indemnity to the Corporation as the Board may prescribe.

         Except to the extent that the Corporation has obtained an opinion of counsel acceptable to the Corporation that transfer restrictions are not required under applicable federal and state securities laws, all certificates representing shares of the Corporation shall bear a legend on the face of the certificate, or on the reverse of the certificate if a reference to the legend is contained on the face thereof, which reads substantially as follows:

         "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT'), OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE OR OTHERWISE TRANSFERRED, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT AND ANY STATE SECURITIES LAWS."

7.13     STOCK TRANSFER AGREEMENTS

         The Corporation shall have power to enter into and perform any agreement with any number of shareholders of any one or more classes of stock of the Corporation to restrict the transfer of shares of stock of the Corporation of any one or more classes owned by such stockholders in any manner not prohibited by the Act.

7.14     REGISTERED SHAREHOLDERS

         The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner, shall be entitled to hold liable for calls and assessments the person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share, or shares, on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Washington.

                            ARTICLE Vlll - AMENDMENTS

         These Bylaws may be altered, amended or repealed and new Bylaws may be adopted by the Board, except that the Board may not amend or repeal any Bylaw that the shareholders have expressly provided, in amending or repealing such Bylaw, may not be amended or repealed by the Board. The shareholders may also alter, amend, and repeal these Bylaws or adopt new Bylaws. All Bylaws made and adopted by the Board may be amended, repealed, altered, or modified by the shareholders.

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                           CERTIFICATE OF ADOPTION OF
                                     BYLAWS
                                       OF
                     VIDEO INTERNET BROADCASTING CORPORATION

The undersigned hereby certifies that he or she is the duly elected, qualified, and acting Secretary of Video Internet Broadcasting Corporation (the "Corporation") and that the foregoing Bylaws, comprising 22 pages, were adopted as the Bylaws of the Corporation on June 8, 2001 by resolution of the sole incorporator and ratified by the Board of Directors of the Corporation on June 11, 2001.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Adoption on June 11, 2001.



Nancy Ryan
------------------
Secretary